UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2009 (December 31, 2008)

Realogy Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Campus Drive

Parsippany, NJ 07054

(Address of Principal Executive Offices) (Zip Code)

(973) 407-2000

(Registrant’s telephone number, including area code)

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 31, 2008, each of Messrs. Grenville Turner and Lukas Kolff resigned his position as a director of each of Realogy Corporation, its parent company, Domus Intermediate Holdings Corp. (“Intermediate”), and Intermediate’s parent company, Domus Holdings Corp. Neither resignation is the result of any dispute or disagreement with Realogy Corporation or its parent companies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Realogy Corporation

By:	/s/ Anthony E. Hull
Name:	Anthony E. Hull
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Date: January 5, 2009